UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

             Date of Report (Date of earliest reported): May 9, 2015

                            EARTH SCIENCE TECH, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)

         Nevada                                                 45-4267181
         ------                                                 ----------
(State or Other Jurisdiction of                            (I.R.S. Employer
Incorporation or Organization)                             Identification No.)

     2255 Glades Road, Suite 324A
        Boca Raton, Florida                           33431
     ----------------------------                     -----
(Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number including area code: (561) 988-8424

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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..

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Officers and Directors
-----------------------------------

Harvey Katz was terminated as CEO for cause on May 9, 2015, and on May 10, 2015, he submitted his resignation as CEO and Director.

Appointment of Officers and Directors
-------------------------------------

Mr. Cohen was appointed May 9, 2015, as Acting CEO of Earth Science Tech, Inc. He was appointed CFO of Earth Science Tech, Inc. on February 15, 2015.

There  are no  transactions  between  Mr.  Cohen  and the  corporation  that are
reportable   under  Item  404(a)  of  Regulation   S-K.   There  are  no  family
relationships among our directors or executive officers.

Thomas H. Wright III was appointed May 9, 2015 as COO and Director of Earth Science Tech, Inc..

Biological Information
----------------------

Matt Cohen - Age 57

Mr. Cohen was appointed as an officer March 24, 2009 of Latitude Solutions, Inc. and to the board on April 30, 2010. He resigned July 3, 2012 from Latitude Solutions, Inc. Mr. Cohen formerly served as Chief Financial Officer of Cavit Sciences from July 2008 to June 2009; a publicly traded company, and has also been the Chief Executive Officer and Chief Financial Officer of Genio Group, Inc., from July 2004 to June 2006 , a public company, as well as a member of its board of directors. Prior to these engagements, Mr. Cohen served as the Chief Financial Officer for several companies across a variety of industries including Sea Aerosupport, Inc. from June 2004 to July 2006, and Life Imaging Corporation from September 2002 to December 2003 a provider of diagnostic services and Interactive Technologies.com, Ltd., a publicly traded benefit and services company, where he continues today as a member of its board of directors. Mr. Cohen has a B.B.A. degree in Accounting from New Paltz State University, New York earned in 1980. Mr. Cohen was CFO for Kerr Utility, Inc. from 2013 to early 2015.


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Mr.  Cohen was  appointed  to the board of  directors  not only  because  of his background in management of public entities, but also because of his knowledge of public company accounting issues.

Mr. Wright - Age 47

Thomas Hill Wright, III is a partner at the law firm Siegel Siegel & Wright, and heads up the civil litigation division. He has been a practicing attorney since 2001 Mr. Wright has experience handling a wide variety of legal matters including: family law, personal injury, corporate contractual matters, patent infringement, entertainment law, drug crimes, sex crimes, and chemical compliance matters.


He studied mechanical engineering at both the Georgia Institute of Technology and the University of Miami. He then pursued both digital and analog recording arts at Miami-Dade Community College before transferring to Florida State University where he obtained degrees in both English and Business in 1994. He then worked as Editor I at the Florida House of Representatives before attending law school at Nova Southeastern University. In addition to studies in the United States, Mr. Wright attended law school through Notre Dame University in London, England, and through Hofstra University in Nice, France.








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                                                         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EARTH SCIENCE TECH, INC.

                                                 By:  /s/ Matt Cohen
                                                      -------------------------
                                                          Matt Cohen
                                                          Acting Chief Executive
                                                          Officer and Chief
                                                          Financial Officer

Date: May 20, 2015